Madison Funds
Supplement dated December 23, 2015
This Supplement amends the Prospectus of the Madison Funds dated February 28, 2015 as supplemented August 7, 2015, October 19, 2015, and December 18, 2015, and the Statement of Additional Information dated February 28, 2015 as supplemented May 29, 2015, October 19, 2015, and December 18, 2015, and the Summary Prospectuses for the Madison Investors Fund and the Madison Large Cap Growth Fund dated February 28, 2015.
Investors Fund
At a meeting held on December 18, 2015, the Board of Trustees of the Madison Funds, including a majority of the independent trustees, approved an amendment to the Advisory Agreement to change the Madison Investors Fund (the “Investors Fund”) advisory fee breakpoints to align the breakpoints with other Madison Equity Funds and bring consistency within the Madison Fund family, subject to shareholder approval, and, provided the breakpoint change is approved by shareholders, approved an amendment to the Services Agreement to make permanent reductions in the Services Fees which expire February 28, 2016.The Board of Trustees believes the amendments are in the best interests of the shareholders of the Investor Fund.
As a result of the foregoing, shareholders of the Investors Fund as of January 7, 2016 will be receiving a proxy statement which describes the proposed change in the advisory fee breakpoint in more detail. If shareholders of the Investors Fund approve the Amended Advisory Agreement between Madison and the Investors Fund at a special meeting of shareholders to be held on February 23, 2016, it is expected that the change will take effect on February 29, 2016.
Large Cap Growth Fund

Merger of Madison Large Cap Growth Fund into Madison Investors Fund
At a meeting held on December 18, 2015, the Board of Trustees of the Madison Funds, including a majority of the independent trustees, approved the reorganization of the Madison Large Cap Growth Fund (“Large Cap Growth Fund”) with and into the Madison Investors Fund (“Investors Fund”). The Board of Trustees believes this reorganization is in the best interests of fund shareholders for several reasons.
The Large Cap Growth Fund shareholders will become investors in a fund with an identical investment objective and the same fundamental investment policies. In addition, the Funds have substantially similar risk profiles and while their portfolio holdings differ somewhat, both Funds concentrate their investments in securities having similar characteristics. Moreover, there will be no increase in fees for Large Cap Growth Fund shareholders who become shareholders of the Investors Fund since the funds will have the same management fee and the same overall expense ratio.
Subject to a number of conditions, including shareholder approval of an amended Advisory Agreement for the Investors Fund discussed above, the reorganization will close on February 29, 2016, and will be effected at the relative net asset values of the Investors Fund as of the close of business on February 26, 2016. Shares of each class of the Large Cap Growth Fund will be converted into shares of the same class of the Investors Fund with the same aggregate net asset value. The reorganization is expected to be tax-free to shareholders of the Large Cap Growth Fund and have no effect on existing shareholders of the Investors Fund.
Special Notice to shareholders of Class B shares. Because the Investors Fund does not offer Class B shares, prior to the reorganization on February 29, 2016, all Class B shares of the Large Cap Growth Fund will be automatically converted to Class A shares of the Large Cap Growth Fund. Since your money remains invested with the same fund, the conversion from Class B to Class A shares is not a taxable event. In addition, if applicable, no contingent deferred sales charges will be assessed on this one-time conversion.
In light of the foregoing, the Large Cap Growth Fund Class B will be closed to new accounts and to new investments in existing accounts effective January 19, 2016. If you have a systematic investment plan established on your account, it will be suspended so no additional purchases will be made after January 15. If you wish the systematic purchase amount to continue in a different fund, you need to contact us and provide authorization. Class A and Class Y shares of the Large Cap Growth Fund will remain open to new accounts and to new investments in existing account. However, persons who wish to open new accounts or make additional investments in existing accounts are urged to invest in the Investors Fund rather than the Large Cap Growth Fund.
For more information about the Investors Fund, please review the prospectus of the fund which you can find online at www.madisonfunds.com or call Shareholder Services at 1-800-877-6089 and request a copy be mailed to you.
In addition, shareholders of the Large Cap Growth Fund as of January 7, 2016 (the record date) will receive a combination information statement/prospectus which describes the reorganization in more detail, including additional information regarding the conversion of Class B shares to A shares prior to the reorganization, as well as provides additional information about the Investors Fund. Please note, however, that shareholders of the Large Cap Growth Fund are not required to vote on the reorganization and the fund is not seeking their approval.

Please keep this Supplement with your records.